UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2009

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On November 13, 2008 the Federal Home Loan Bank of Des Moines (the "Bank") completed its member director election process for member directorships that commenced on January 1, 2009. One new director, Mr. Van D. Fishback, was elected to serve on the Bank's Board of Directors. In addition, Mr. Michael K. Guttau and Mr. Dennis A. Lind were re-elected to the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 13, 2008.

On December 11, 2008 the Bank completed its independent director election process for independent directorships that commenced on January 1, 2009. Ms. Paula R. Meyer and Mr. John F. Kennedy, Sr. were elected to the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated December 12, 2008. At the time of filing such reports, the committees of the Bank's Board of Directors to which Mr. Fishback would be named had not been determined nor had it been determined whether Messrs. Guttau, Kennedy, Lind or Ms. Meyer would continue to serve on the same committees they had served on in 2008. The Bank is filing this Form 8-K/A to report that on February 10, 2009 the Bank's Board appointed these individuals to serve on the following committees:

Mr. Fishback: Finance, Technology & Planning Committee, and Risk Management Committee

Mr. Guttau: Executive & Governance Committee (Chair), Finance, Technology & Planning Committee, Human Resources & Compensation Committee, and Risk Management Committee

Mr. Kennedy: Business Operations & Housing Committee, and Risk Management Committee

Mr. Lind: Executive & Governance Committee, Finance, Technology & Planning Committee, Human Resources & Compensation Committee (Chair), and Risk Management Committee

Ms. Meyer: Executive & Governance Committee, Finance, Technology & Planning Committee, Human Resources & Compensation Committee, and Risk Management Committee (Chair)

New committee assignments for the remaining Bank directors were also made on February 10, 2009 and will be provided in the Bank's Form 10-K annual report for 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

February 12, 2009	By:	/s/ Nicholas J. Spaeth

Name: / Nicholas J. Spaeth
Title: Executive Vice President/ General Counsel and Chief Risk Officer